Quarterly Earnings and
Supplemental Operating and Financial Data

For the Nine Months Ended September 30, 2009

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Nine Months Ended September 30, 2009

Table of Contents

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, November 5, 2009

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2009 RESULTS

New York, NY – November 5, 2009 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2009.

Third Quarter 2009 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $36.8 million or $0.30 per diluted share/unit, excluding certain items.
•	Reduced overall debt by $68.9 million, including $29.2 million face amount of Exchangeable Notes at a 15.0% discount.
•	Executed 23 new and renewal leases, totaling approximately 0.4 million square feet.
•	Raised approximately $15.1 million through property and note sales.
•	Secured an $11.5 million, 6.375% non-recourse mortgage due in 2014.
•	Issued approximately 3.4 million common shares generating proceeds of $16.0 million.
•
Recorded non-cash income of $7.0 million related to a forward equity commitment to repurchase 3.5 million common shares, impairment charges of $36.2 million on real estate and investments and $1.9 million from a deferred maintenance payment.

•	Modified 2009 guidance to reflect 7.2 million common shares issued as part of the quarterly dividend payment and under the direct share purchase plan.

T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “Throughout the year we have stayed committed to reducing debt and strengthening our balance sheet. We have enhanced our capital position through accretive debt repurchases, asset sales from our investment portfolio and by issuing 20.6 million common shares this year. Furthermore, our diversified portfolio continues to perform well with overall occupancy of approximately 91.3% at quarter end.”

FINANCIAL RESULTS
Revenues

For the quarter ended September 30, 2009, total gross revenues were $97.3 million, compared with total gross revenues of $100.7 million for the quarter ended September 30, 2008.

Company FFO Applicable to Common Shareholders/Unitholders

The following presents in tabular form items excluded from Company FFO for the periods presented:

	Three Months Ended				Nine Months Ended
	Sept 30, 2009 Millions(1)	Per Diluted Share/Unit	Sept 30, 2008 Millions(1)	Per Diluted Share/Unit	Sept 30, 2009 Millions(1)	Per Diluted Share/Unit	Sept 30, 2008 Millions (1)	Per Diluted Share/Unit
Reported Company FFO(A)	$18.4	$0.15	$42.7	$0.39	$(39.0)	$(0.33)	$158.8	$1.47
Severance charges	—		—		—		2.0
New accounting pronouncements	0.3		0.8		1.1		2.8
Formation costs – joint venture	—		—		—		1.1
Debt satisfaction, net	(9.2)		(2.5)		(21.5)		(34.9)
Debt satisfaction, net – Concord	—		(2.5)		—		(6.4)
Forward equity commitment	(7.0)		—		(2.6)		—
Impairment losses – real estate	29.2		1.1		38.8		3.8
Impairment losses – investments	0.5		—		1.6		—
Impairment losses/ reserves – Concord	—		3.6		71.4		32.6
Equity impairment - Concord	—		—		68.2		—
Impairment loss – JV	6.5		0.1		6.5		1.1
Lease termination/ deferred maintenance payments	(1.9)		—		(3.2)		(34.9)
Land transaction income, net	—		—		(1.3)		—
	$36.8	$0.30	$43.3	$0.39	$120.0	$1.02	$126.0	$1.17

(A)	See the last page of this press release for a reconciliation of GAAP net income (loss) to Company FFO.

Net Loss Attributable to Common Shareholders

For the quarter ended September 30, 2009, net loss attributable to common shareholders was ($28.3) million, or a loss of ($0.25) per diluted share, compared with net loss attributable to common shareholders for the quarter ended September 30, 2008 of ($10.6) million, or a loss of ($0.17) per diluted share.

Financing Activities and Balance Sheet Update

During the third quarter, Lexington refinanced a $13.2 million, 8.19% mortgage loan due in April 2010 with an $11.5 million, 6.375% mortgage loan due in August 2014.

Overall debt was reduced in the third quarter by $68.9 million, including $29.2 million original principal amount of 5.45% Exchangeable Notes repurchased at a 15% discount. Subsequent to September 30, 2009, Lexington repurchased an additional $17.6 million original principal amount of these notes, leaving $87.7 million outstanding as of the date of this release. At September 30, 2009, Lexington had approximately $3.7 billion in total assets, including $80.1 million of cash and restricted cash and $2.2 billion in debt outstanding. As of September 30, 2009, the weighted average interest rate on Lexington’s debt was 5.6% with a weighted average maturity of 5.8 years. Approximately 91% of Lexington’s debt is subject to fixed interest rates.

Lexington issued approximately 3.4 million common shares in the quarter and an additional 1.0 million shares subsequent to quarter end generating proceeds of approximately $20.9 million. These proceeds were used to reduce overall indebtedness.

Common Share Dividend/Distribution

On September 15, 2009, Lexington announced it declared a regular quarterly dividend/distribution of $0.18 per share/unit, which was paid in a combination of cash and common shares on October 16, 2009, to common shareholders/unitholders of record as of September 25, 2009, equivalent to an annualized dividend of $0.72 per share. Lexington issued approximately 3.9 million common shares on October 16, 2009 and retained approximately $18.9 million of liquidity by paying 90% of the common share dividend in common shares.

OPERATING ACTIVITIES

Sales

During the quarter ended September 30, 2009, Lexington sold one vacant property to a third party for a sales price of $0.8 million. In addition, Lexington sold its investments in two debt securities for an aggregate sales price of $9.5 million and received $4.8 million as a result of the maturity and payoff of a third debt security investment.

Leasing Activity

At September 30, 2009, Lexington’s consolidated portfolio was approximately 91.3% leased.  For the quarter ended September 30, 2009, Lexington executed 23 leases (new and renewal) for approximately 0.4 million square feet. During the quarter, Lexington recognized $1.9 million from a deferred maintenance payment.

2009 EARNINGS GUIDANCE

Lexington is reducing its estimated Company FFO guidance to a range of $1.26 to $1.28 per diluted share/unit from $1.29 to $1.34 per diluted share/unit for the year ended December 31, 2009 to reflect the issuance of approximately 7.2 million common shares in connection with the quarterly common share dividend, the issuance of shares under the direct share purchase plan and no longer recognizing FFO relating to our investment in Concord. This guidance excludes the impact of certain items, is based on current expectations and is forward-looking.

3RD QUARTER 2009 CONFERENCE CALL

Lexington will host a conference call today, Thursday, November 5, 2009, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2009. Interested parties may participate in this conference call by dialing (888) 213-3752 or (913) 312-0718. A replay of the call will be available through November 19, 2009, at (888) 203-1112 or (719) 457-0820, Replay Pin Number: 2520143.

A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through November 5, 2010.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area.   Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission  are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Nine Months ended September 30, 2009 and 2008
(Unaudited and in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,

	2009	2008	2009	2008
Gross Revenues:
Rental	$86,394	$90,226	$261,645	$296,971
Advisory and incentive fees	388	396	1,434	1,072
Tenant reimbursements	10,512	10,105	30,866	29,269
Total gross revenues	97,294	100,727	293,945	327,312

Expense applicable to revenues:
Depreciation and amortization	(45,401)	(49,346)	(136,985)	(186,221)
Property operating	(22,470)	(20,379)	(65,132)	(56,771)
General and administrative	(5,057)	(7,105)	(17,904)	(25,453)
Non-operating income	1,339	1,781	6,955	22,577
Interest and amortization expense	(33,017)	(36,326)	(100,655)	(118,233)
Debt satisfaction gains, net	3,152	2,590	16,868	35,364
Change in value of forward equity commitment	7,031	−	2,596	−
Impairment charges and loan losses	(23,668)	−	(24,753)	−
Gains on sale-affiliates	−	−	−	31,806

Income (loss) before provision for income taxes, equity in losses of non-consolidated entities and discontinued operations	(20,797)	(8,058)	(25,065)	30,381
Provision for income taxes	(663)	(651)	(1,665)	(2,582)
Equity in losses of non-consolidated entities	(525)	(1,525)	(130,813)	(23,171)
Income (loss) from continuing operations	(21,985)	(10,234)	(157,543)	4,628

Discontinued operations:
Income (loss) from discontinued operations	(97)	(205)	(24)	488
Provision for income taxes	(2)	(191)	(54)	(384)
Debt satisfaction gains (charges), net	6,006	(120)	4,607	(433)
Gains on sales of properties	−	7,374	6,280	11,986
Impairment charges	(6,053)	(1,063)	(15,610)	(3,757)
Total discontinued operations	(146)	5,795	(4,801)	7,900
Net income (loss)	(22,131)	(4,439)	(162,344)	12,528
Less net (income) loss attributable to noncontrolling interests	2	436	(1,841)	4,016
Net income (loss) attributable to Lexington Realty Trust	(22,129)	(4,003)	(164,185)	16,544
Dividends attributable to preferred shares- Series B	(1,590)	(1,590)	(4,770)	(4,770)
Dividends attributable to preferred shares- Series C	(1,702)	(2,110)	(5,516)	(6,740)
Dividends attributable to preferred shares- Series D	(2,926)	(2,926)	(8,777)	(8,777)
Redemption discount – Series C	−	−	−	5,678
Conversion dividend – Series C	−	−	(6,994)	−
Net income (loss) attributable to common shareholders	$(28,347)	$(10,629)	$(190,242)	$1,935

Income (loss) per common share-basic:
Loss from continuing operations	$(0.25)	$(0.22)	$(1.76)	$(0.04)
Income (loss) from discontinued operations	−	0.05	(0.05)	0.07
Net income (loss) attributable to common shareholders	$(0.25)	$(0.17)	$(1.81)	$0.03

Weighted average common shares outstanding - basic	112,217,415	64,433,457	105,490,039	61,485,277

Income (loss) per common share-diluted:
Loss from continuing operations	$(0.25)	$(0.22)	$(1.76)	$(0.04)
Income (loss) from discontinued operations	−	0.05	(0.05)	0.07
Net income (loss) attributable to common shareholders	$(0.25)	$(0.17)	$(1.81)	$0.03

Weighted average common shares outstanding-diluted	112,217,415	64,433,457	105,490,039	61,485,277

Amounts attributable to common shareholders:
Loss from continuing operations	$(28,201)	$(13,969)	$(185,083)	$(2,111)
Income (loss) from discontinued operations	(146)	3,340	(5,159)	4,046
Net income (loss) attributable to common shareholders	$(28,347)	$(10,629)	$(190,242)	$1,935

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED BALANCE SHEETS
September 30, 2009 and December 31, 2008
(Unaudited and in thousands, except share and per share data)

	September 30, 2009	December 31, 2008
Assets:
Real estate, at cost	$3,651,751	$3,756,188
Less: accumulated depreciation and amortization	530,522	461,661
	3,121,229	3,294,527
Properties held for sale-discontinued operations	697	8,150
Intangible assets, net	282,721	343,192
Cash and cash equivalents	56,465	67,798
Restricted cash	23,657	31,369
Investment in and advances to non-consolidated entities	61,772	179,133
Deferred expenses, net	39,728	35,741
Notes receivable, net	61,364	68,812
Rent receivable-current	11,011	19,829
Rent receivable- deferred	12,784	16,499
Other assets	30,413	40,675
Total assets	$3,701,841	$4,105,725

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,912,743	$2,033,854
Exchangeable notes payable	102,590	204,074
Trust preferred securities	129,120	129,120
Contract rights payable	14,900	14,776
Dividends payable	8,328	24,681
Liabilities-discontinued operations	55	6,142
Accounts payable and other liabilities	43,643	33,814
Accrued interest payable	8,480	16,345
Deferred revenue-below market leases, net	108,861	121,722
Prepaid rent	14,784	20,126
	2,343,504	2,604,654
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760 and $129,915 respectively, and 2,095,200 and 2,598,300 shares issued and outstanding in 2009 and 2008, respectively	101,778	126,217
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 116,703,832 and 100,300,238 shares issued and outstanding in 2009 and 2008, respectively	12	10
Additional paid-in-capital	1,723,798	1,638,540
Accumulated distributions in excess of net income	(787,587)	(569,131)
Accumulated other comprehensive income (loss)	160	(15,650)
Total shareholders’ equity	1,264,250	1,406,075
Noncontrolling interests	94,087	94,996
Total equity	1,358,337	1,501,071
Total liabilities and equity	$3,701,841	$4,105,725

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months ended September 30,		Nine Months ended September 30,
	2009	2008	2009	2008
EARNINGS PER SHARE: (1)
Basic:
Loss from continuing operations attributable to common shareholders	$(28,201)	$(13,969)	$(185,083)	$(2,111)
Less : Unvested common share dividends	(127)	(134)	(385)	(421)
Loss attributable to common shareholders from continuing operations for earnings per share	(28,328)	(14,103)	(185,468)	(2,532)
Income (loss) from discontinued operations attributable to common shareholders	(146)	3,340	(5,159)	4,046
Net income (loss) attributable to common shareholders for earnings per share - basic	$(28,474)	$(10,763)	$(190,627)	$1,514

Weighted average number of common shares outstanding – basic	112,217,415	64,433,457	105,490,039	61,485,277

Income (loss) per common share-basic:
Loss from continuing operations	$(0.25)	$(0.22)	$(1.76)	$(0.04)
Income (loss) from discontinued operations	-	0.05	(0.05)	0.07
Net income (loss) attributable to common shareholders	$(0.25)	$(0.17)	$(1.81)	$0.03

Diluted:
Loss attributable to common shareholders from continuing operations for earnings per share-basic	$(28,328)	$(14,103)	$(185,468)	$(2,532)
Incremental loss attributed to assumed conversion of dilutive securities	-	-	-	-
Loss attributable to common shareholders from continuing operations for earnings per share	(28,328)	(14,103)	(185,468)	(2,532)
Income (loss) from discontinued operations attributable to common shareholders	(146)	3,340	(5,159)	4,046
Net income (loss) attributable to common shareholders for earnings per share - diluted	$(28,474)	$(10,763)	$(190,627)	$1,514

Weighted average number of common shares used in calculation of basic earnings per share	112,217,415	64,433,457	105,490,039	61,485,277
Add incremental shares representing:
Shares issuable upon conversion of dilutive securities	-	-	-	-
Weighted average number of shares used in calculation of diluted earnings per share	112,217,415	64,433,457	105,490,039	61,485,277

Income (loss) per common share-diluted:
Loss from continuing operations	$(0.25)	$(0.22)	$(1.76)	$(0.04)
Income (loss) from discontinued operations	-	0.05	(0.05)	0.07
Net income (loss) attributable to common shareholders	$(0.25)	$(0.17)	$(1.81)	$0.03

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(Unaudited and in thousands, except share and per share data)

	Three Months ended September 30,		Nine Months ended September 30,
	2009	2008	2009	2008
COMPANY FUNDS FROM OPERATIONS: (1) (2)
Basic and Diluted:
Net income (loss) attributable to common shareholders	$(28,347)	$(10,629)	$(190,242)	$1,935
Adjustments:
Depreciation and amortization	44,994	50,895	136,404	191,636
Noncontrolling interests- OP units	221	(1,919)	933	(10,197)
Amortization of leasing commissions	787	481	2,269	1,493
Joint venture and noncontrolling interest adjustment	(910)	9,177	5,381	16,699
Preferred dividends- Series C	1,702	2,110	12,510	1,062
Gains on sale of properties	-	(7,374)	(6,280)	(43,792)
Gain on sale of marketable securities	(19)	-	(19)	-
Company FFO	$18,428	$42,741	$(39,044)	$158,836

Basic:
Weighted average shares outstanding-basic EPS	112,217,415	64,433,457	105,490,039	61,485,277
Unvested share-based payment awards	703,088	406,174	706,099	425,642
Operating partnership units	5,599,397	39,435,581	5,449,726	39,532,762
Preferred Shares- Series C	4,950,907	5,633,894	5,461,335	6,249,276
Weighted average shares outstanding-basic Company FFO	123,470,807	109,909,106	117,107,199	107,692,957
Company FFO per share	$0.15	$0.39	$(0.33)	$1.47

Diluted:
Weighted average shares outstanding – diluted EPS	112,217,415	64,433,457	105,490,039	61,485,277
Unvested share-based payment awards	703,088	406,174	706,099	425,642
Operating partnership units	5,599,397	39,435,581	5,449,726	39,532,762
Preferred Shares- Series C	4,950,907	5,633,894	5,461,335	6,249,276
Weighted average shares outstanding – diluted Company FFO	123,470,807	109,909,106	117,107,199	107,692,957
Company FFO per share	$0.15	$0.39	$(0.33)	$1.47

1 Effective January 1, 2009 the Company adopted new guidance issued by the FASB relating to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) and new guidance on determining whether instruments granted in share-based payment transactions are participating securities, both of which required retrospective application to prior periods. In accordance with the new FASB guidance, net income attributable to common shareholders and earnings per common share and accordingly FFO and FFO per common share are adjusted for an allocation of net income to unvested share awards. However, net losses will not be allocated to unvested share awards. The Company’s FFO per common share (diluted) and earnings per common share (diluted) were reduced by the Company’s implementation of this new guidance. FFO per common share (diluted) was reduced by $0.01 for the three months ended September 30, 2008, and $0.07 for the nine months ended September 30, 2008 respectively. Loss per common share (diluted) was increased by $0.01 for the three months ended September 30, 2008, and loss per common share (diluted) was decreased by $0.10 for the nine months ended September 30, 2008.

2 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2009 Third Quarter Leasing Summary
	NEW LEASES
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)
	Office
1	Green Retail Ventures, LLC	Dallas	TX	Office	07/2010	969	$14	$14
2	Pattern Energy Group, L.P.	Dallas	TX	Office	02/2012	408	$6	$6
3	XO Communications Services, Inc.	Westerville	OH	Office	07/2012	315	$2	$2
4	Binder & Binder – The National Social Security Disability Advocates (GA), LLC	Decatur	GA	Office	11/2014	2,679	$57	$57
5	Ellis Hoyle King De Klerk, LLC	Decatur	GA	Office	11/2014	1,817	$37	$37
6	Caswell Zachry Grizzard, LLC	Dallas	TX	Office	01/2015	2,967	$42	$42
7	Children’s Beginning	Dallas	TX	Office	02/2015	8,377	$72	$72
8	REL Properties, Inc.	Decatur	GA	Office	02/2015	2,717	$59	$59
9	Dorough & Dorough, LLC	Decatur	GA	Office	04/2015	9,527	$207	$207
10	Harbor Investment Advisory, LLC	Baltimore	MD	Office	04/2015	4,316	$117	$117
11	Origin Title and Escrow, Inc.	Decatur	GA	Office	05/2020	1,489	$30	$30
11	Total office new leases					35,581	$643	$643

	Industrial
1	Evergreen Presbyterian Ministries, Inc.	Antioch	TN	Industrial	11/2014	15,758	$138	$138

12	TOTAL NEW LEASES					51,339	$781	$781

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
	Office
1	Diabetech, LP	Dallas	TX	06/2009	06/2010	424	$6	$5	$6	$5
2	Patterson Thoma Company, Inc.	Dallas	TX	07/2009	07/2010	2,568	$41	$45	$41	$45
3	IRS	Beaumont	TX	07/2009	07/2011	10,960	$240	$240	$240	$240
4	CDI Corporation	Beaumont	TX	06/2009	06/2013	8,726	$37	$144	$37	$144
5	CAC Group, Inc. (1)	San Francisco	CA	10/2009	10/2014	8,692	$174	$182	$174	$218
6	Kenney & Markowitz, LLP (1)	San Francisco	CA	12/2009	12/2014	12,435	$249	$292	$249	$299
7	Employers Compensation Insurance Company (1)(3)	San Francisco	CA	06/2010	06/2015	17,670	$406	$566	$454	$596
8	Menke & Associates (1)	San Francisco	CA	10/2009	10/2015	12,435	$261	$249	$261	$309
9	Reckitt Benckiser, Inc.	Parsippany	NJ	01/2016	01/2021	163,386	$5,134	$5,032	$5,060	$4,824
10	CoxCom, Inc. (2)	Tucson	AZ	09/2016	07/2022	28,591	$507	$465	$533	$472
10	Total office lease extensions					265,887	$7,055	$7,220	$7,055	$7,152

	Retail
1	Safeway Stores, Inc.	Billings	MT	05/2010	05/2015	40,800	$186	$186	$333	$333

11	TOTAL LEASE EXTENSIONS					306,687	$7,241	$7,406	$7,388	$7,485

23	TOTAL NEW AND RENEWED LEASES					358,026	$8,022	$7,406	$8,169	$7,485

Footnotes
(1) Property is in a partnership that is a variable interest entity (VIE) that is consolidated as we are the primary beneficiary of the VIE. Our ownership is 0.01%.
(2) Held as an investment in Net Lease Strategic Assets Fund.
(3) Amounts represent full occupancy starting 03/2010; Prior Cash and Prior GAAP rents for 23,342 square feet.

LEXINGTON REALTY TRUST
2009 Third Quarter Investment/Disposition Summary

	INVESTMENTS - FEE POSITIONS - LAND
	Tenants/Guarantors	Location		Property Type	Basis ($000)
1	Kohl's Department Stores, Inc.	Eau Claire	WI	Retail	$135
1	TOTAL INVESTMENTS				$135

	DISPOSITIONS - VACANT PROPERTIES
	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Impairment Recognized ($000)	Month of Disposition
1	Vacant	Lubbock	TX	Retail	$825	$(1,306)	Sept
1	TOTAL DISPOSITIONS (1)				$825	$(1,306)

Footnotes
(1) In addition, the property formerly leased to Circuit City Stores, Inc. in Richmond, Virginia was foreclosed by the lender. We recognized a gain on debt satisfaction of $6.0 million.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09
Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2009	11/30/2009	5724 West Las Positas Blvd.	Pleasanton	CA	(9)	NK Leasehold	1984	40,914	620	510	0
	12/31/2009	1701 Market St.	Philadelphia	PA	(6)(10)	Sun National Bank	1957/1997	5,315	159	159	0
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	2000	56,515	587	539	0
	1/31/2010	4848 129th East Ave.	Tulsa	OK	—	Metris Direct, Inc. (Metris Companies, Inc.)	2000	101,100	980	980	0
	2/10/2010	130 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	33,990	502	523	1,070
	3/31/2010	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	77,045	758	757	1,042
	7/31/2010	350 Pine St.	Beaumont	TX	—	Honeywell International, Inc.	1981	7,045	83	83	0
	10/31/2010	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	178	178	237
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	—	United Healthcare Services, Inc.	2000	142,500	1,230	1,216	1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	491	454	475
2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	1,360	1,359	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	1999	124,944	1,660	1,544	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	SunTrust Bank	1979	63,800	506	567	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	17,610	257	257	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Chrysler Financial Services Americas, LLC	2001	130,290	2,745	2,591	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,434	1,343	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	1,051	1,039	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	599	599	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)(10)	Car-Tel Communications, Inc.	1957/1997	1,220	37	36	0
		3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	877	650	1,295
	4/30/2012	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	14,511	59	60	0
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	1983	637,503	6,533	6,596	0
	8/31/2012	2300 Litton Ln.	Hebron	KY	—	AGC Automotive Americas Company (AFG Industries, Inc.)	1986/1996	25,629	153	152	0
		5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	1,030	1,161	0
						Damar Services, Inc.	2002	5,756	31	31	47
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	208	198	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	829	835	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	1,084	943	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	1,806	1,694	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984/2006	153,364	1,260	1,218	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	824	819	0
		2300 Litton Ln.	Hebron	KY	—	FTJ FundChoice, LLC	1986/1996	10,752	40	36	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	1,672	1,688	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	288	395	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	3,615	3,667	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	720	1,402	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	3,528	3,661	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, NA	1998	179,300	941	941	0
	7/31/2013	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	25,925	83	81	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	933	869	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	1,307	1,200	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	2,624	2,543	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	1,366	1,403	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(10)	Morgan, Lewis & Bockius, LLC	1957/1997	293,170	3,349	3,348	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	5,802	3,006	2,754
	2/28/2014	1500 Hughes Way	Long Beach	CA	—	Fluor Enterprises, Inc.	1981	86,610	1,091	1,449	0
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	218,414	3,101	3,754	0
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, NA	2002	169,218	2,020	2,023	0
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, NA	2004	169,083	2,574	2,587	0
		859 Mount Vernon Hwy.	Atlanta	GA	(16)	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	903	772	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	1,211	1,220	0
		350 Pine St.	Beaumont	TX	—	Entergy Gulf States, Inc.	1981	125,406	800	947	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,683	1,592	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	1,187	1,216	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,473	1,511	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	1,517	2,136	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,593	1,613	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,424	1,424	0
	12/31/2014	180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	2,229	2,224	0
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,072	1,034	0
		3535 Calder Ave.	Beaumont	TX	—	Compass Bank	1977	49,639	512	512	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	905	931	0
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	869	1,064	0
		130 East Shore Dr.	Glen Allen	VA	—	Admiral Americas, LLC	2000	26,610	18	182	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1984/1988/1992	125,293	1,544	1,598	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	(18)(20)	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1999	133,647	2,814	2,763	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	2,578	2,578	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	2,300	2,405	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	8,163	5,531	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	2,091	1,457	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	834	942	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1999	125,920	2,285	1,308	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1996	125,155	2,361	1,244	0
	10/31/2015	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Bull HN Information Systems, Inc.	1981/1982/2005/2007/2009	42,320	389	422	0
2016	3/31/2016	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Money Management International	1981/1982/2005/2007/2009	28,710	459	470	0
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	1,638	2,391	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Shared Services, LLC	1991	221,215	1,865	1,367	2,486
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	—	Visiting Nurse Association	1986	48,027	486	462	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Associated Billing Services, LLC	1981/1982/2005/2007/2009	17,767	226	231	0
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	363	376	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	2001	13,955	168	174	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	2,305	1,832	0
2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	—	Wells Fargo	1970/1981	16,431	111	111	0
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	993	1,200	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,647	1,779	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	2,245	2,539	0
	5/31/2018	2300 Litton Ln.	Hebron	KY	—	Great American Insurance Company	1986/1996	3,623	12	12	99

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	114,195	2,294	1,828	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	320	337	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	Northwest Pipeline Corporation	1982	295,000	4,771	4,771	3,463
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	1957/1997	8,070	144	158	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	1,445	1,482	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	3,248	3,272	0
	12/31/2018	1500 Hughes Way	Long Beach	CA	(11)	Molina Healthcare, Inc.	1981	158,074	1,373	2,525	0
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	—	TFC Services, Inc. (Freeman Decorating Company)	1986	124,735	899	1,116	0
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	1,547	1,547	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	5,343	5,260	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	3,229	3,405	4,925
	9/30/2019	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Brown Mackie College-Phoenix, Inc. (Education Management Corporation)	1981/1982/2005/2007/2009	24,834	1	283	0
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	1999	141,047	1,797	1,701	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	1985	99,414	993	1,254	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	(8)	JPMorgan Chase Bank, NA	1999	193,000	2,537	2,081	0
		130 East Shore Dr.	Glen Allen	VA	—	Sheltering Arms Hospital, Inc.	2000	19,075	0	0	0
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	1,616	1,676	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	572	630	0
2021	1/31/2021	389-399 Interpace Hwy.	Parsippany	NJ	(17)(20)	Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1999	206,593	4,105	4,025	0
	2/28/2021	1500 Hughes Way	Long Beach	CA	(6)(11)	Jacobs Engineering Group, Inc.	1981	85,603	729	729	0
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,991	2,252	2,117	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	2,193	2,193	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	2006/2008	123,734	1,720	1,745	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	1910	52,337	1,149	1,246	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	1,691	2,214	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	2,641	2,927	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC (Infocrossing, Inc.)	1988/1995	85,200	875	875	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	1998	60,000	846	846	0
NA	NA	10 John St.	Clinton	CT	(12)	(Available for Lease)	1972	41,188	0	0	0
		100 Light St.	Baltimore	MD	(7)	(Available for Lease)(Prior tenant Legg Mason Tower, Inc.)	1973	366,845	6,011	6,011	0
		1500 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	1981	159,767	0	0	0
		160 Clairemont Ave.	Decatur	GA	—	(Available for Lease)	1983	53,150	0	0	0
		1600 Viceroy Dr.	Dallas	TX	—	(Available for Lease)	1986	48,359	0	0	0
		1701 Market St.	Philadelphia	PA	(10)	Parking Operators	1957/1997	0	1,731	1,731	0
		255 California St.	San Francisco	CA	(9)	(Available for Lease)	1959	37,305	0	0	0
		350 Pine St.	Beaumont	TX	—	(Available for Lease)	1981	74,974	0	0	0
		5550 Tech Center Dr.	Colorado Springs	CO	(7)	(Available for Lease)(Prior tenant Federal Express Corporation)	1982	61,690	280	249	0
		6277 Sea Harbor Dr.	Orlando	FL	(7)	(Available for Lease)(Prior tenant Harcourt Brace Jovanovich, Inc.)	1984	355,840	3,023	2,796	0
		6301 Gaston Ave.	Dallas	TX	—	(Available for Lease)	1970/1981	64,398	0	0	0
		1032 Fort St. Mall	Honolulu	HI	—	Parking Operators	1979/2002	0	942	942	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	(Available for Lease)	1981/1982/2005/2007/2009	25,309	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	3,263	0	0	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	12,270	0	0	0
		King St.	Honolulu	HI	—	(Available for Lease)	1979/2002	11,420	0	0	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		17770 Cartwright Rd.	Irvine	CA	(13)	(Available for Lease)	1982	27,708	0	0	0
		30 Light St.	Baltimore	MD	—	Parking Operators	1973	0	157	157	0
Various	Various	100 Light St.	Baltimore	MD	—	Multi-Tenant	1973	156,395	3,455	3,455	0
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	68,536	602	602	0
		255 California St.	San Francisco	CA	(9)	Multi-Tenant	1959	136,150	2,731	2,886	0
		350 Pine St.	Beaumont	TX	—	Multi-Tenant	1981	217,773	2,571	2,578	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	93,026	1,020	1,020	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	64,245	971	982	0
		King St.	Honolulu	HI	—	Multi-Tenant	1979/2002	227,924	1,001	999	0
		17770 Cartwright Rd.	Irvine	CA	(13)	Multi-Tenant	1982	115,457	1,775	1,888	0
OFFICE TOTAL/WEIGHTED AVERAGE						91.8% Leased		16,443,868	$ 196,858	$ 193,253

Notes
Excludes the property in Houston, Texas which the Company expects to return to the lender in 4Q 09.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2009	11/30/2009	191 Arrowhead Dr.	Hebron	OH	(15)	Owens Corning Insulating Systems, LLC	1999	102,960	215	215	0
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	639,600	1,236	1,427	0
	5/31/2010	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	695	677	881
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	1980	205,016	381	589	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	2001	344,700	1,206	1,183	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	1,830	1,778	0
	9/30/2011	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	1979	58,300	93	93	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1991/1993	1,164,000	2,560	2,478	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1978/1993	744,570	1,716	1,660	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	1996/1998	290,133	1,414	1,376	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	1985	252,000	652	649	0
2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	—	Staples, Inc.	1998/2005	79,086	345	329	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics US, Inc. (TNT Holdings BV)	2004	595,346	790	790	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	1998/2006	196,946	619	607	0
	11/30/2014	6050 Dana Way	Antioch	TN	—	Evergreen Presbyterian Ministries, Inc.	1999	15,758	0	0	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	303	236	446
		75 North St.	Saugerties	NY	(14)	Rotron, Inc. (EG&G)	1979	52,000	92	174	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	338	366	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	716	687	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	2,577	2,652	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	239,500	594	594	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	513	513	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	1973	780,000	1,194	1,271	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2002	330,988	864	873	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	799	815	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	1,983	1,947	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,010	1,007	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	718	718	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	1,152	1,152	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,718	1,958	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	2,550	2,550	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	843	957	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,405	281	278	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(12)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	787	1,120	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	1,167	1,499	0
	3/31/2021	6050 Dana Way	Antioch	TN	—	W.M Wright Company	1999	338,700	763	763	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	360	302	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	942	1,017	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	2,245	2,330	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Limited)	1988/1999	336,350	1,009	1,009	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Limited)	1998/2006	211,598	906	906	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Limited)	1989/1999/2000/2005	424,904	1,266	1,266	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	2001	167,770	403	403	558

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	1995/2000/2001	539,592	2,129	2,129	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	1,459	1,688	2,164
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	1,458	1,624	0
NA	NA	1109 Commerce Blvd.	Swedesboro	NJ	—	(Available for Lease)	1998	262,644	0	0	0
		1665 Hughes Way	Long Beach	CA	(11)	(Available for Lease)	1981	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	330,000	0	0	0
		6050 Dana Way	Antioch	TN	—	(Available for Lease)	1999	322,942	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						91.2% Leased		19,666,090	$ 46,891	$ 48,655

Notes
Excludes the property in Plymouth, Michigan which the Company expects to return to the lender in 4Q 09.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2009	12/31/2009	3468 Georgia Hwy. 120	Duluth	GA	—	Bank of America, NA (Bank of America Corporation)	1971	10,341	100	113	0
2010	7/1/2010	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	97	97	134
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	1981/1993	43,105	211	224	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	128	181	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	1981	42,842	229	243	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	1981	43,123	193	205	255
	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	293	247	0
	9/30/2011	928 First Ave.	Rock Falls	IL	(19)	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	1982	27,650	68	72	140
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	1980	52,200	211	303	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	199	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	102	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	87	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	101	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	79	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	123	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	228	271	304
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	244	244	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	1985	35,000	121	140	161
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	1985	35,000	145	214	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc.	1981	23,000	55	55	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc.	1982/1995	23,000	63	83	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc.	1981	23,000	104	104	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc.	1982	23,000	46	92	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc.	1971	23,000	124	124	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	1982	31,170	119	160	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	1983	42,130	168	234	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	84	118	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	344	898	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	145	145	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc.	1984	30,757	175	122	185
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	150	140	199
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	149	215	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	84	73	112
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	66	56	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	58	47	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	59	65	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	71	69	95
2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	—	Kohl's Department Stores, Inc.	1994	76,164	351	347	487
	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983/2007	16,037	60	60	97
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	140	250	186
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores	1960	68,024	269	359	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	349	349	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	296	296	395

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	52	52	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	1980	53,280	337	337	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	222	247	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	1993	107,210	253	563	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	373	361	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	396	416	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	561	548	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	262	260	0
2019	9/30/2019	1032 Fort St. Mall	Honolulu	HI	—	Macy's Department Stores, Inc.	1979/2002	85,610	742	729	350
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family, Inc.	1984	61,000	201	303	0
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	300	315	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	34,459	452	452	0
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		2500 E. Carrier Pkwy.	Grand Prairie	TX	(7)	(Available for Lease) (Prior tenant Grocer's Supply)	1984	49,349	124	93	0
		35400 Cowan Rd.	Westland	MI	(7)	(Available for Lease)(Prior tenant Sam’s Real Estate Business Trust)	1987/1997	101,402	63	63	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		9400 South 755 East	Sandy	UT	—	(Available for Lease)	1981	41,612	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	—	(Available for Lease)	1981	41,021	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					88.3% Leased		2,625,591	10,879	12,445

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					91.3% Leased		38,735,549	254,628	254,353

Footnotes
(1)    Square foot leased or vacant.
(2)    Nine months ended 09/30/09 cash rent.
(3)    Nine months ended 09/30/09 GAAP base rent.
(4)    Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)    Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)    Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)    Rents from tenants prior to expiration of lease, prior tenant has vacated.
(8)    Lease entered into with with subtenant (Roche Diagnostics Operations) effective 11/2009 which expires 01/2020.
(9)    Lexington has a 0.01% interest in this property.
(10)  Lexington has an 80.5% interest in this property.
(11)  Lexington has a 55.0% interest in this property.
(12)  Lexington has a 71.1% interest in this property.
(13)  Lexington has a 64.4% interest in this property.
(14)  Lexington has a 57.8% interest in this property.
(15)  Month to month tenant.
(16)  Current lease ends 05/2013, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(17)  Lease entered into with new tenant (Reckitt Benckiser, Inc.) effective 02/2010 for 163,386 square feet which expires 01/2021.
(18)  Lease entered into with subtenant (Cadbury Schweppes Holdings) effective 02/2010 which expires 06/2015.
(19)  Tenant has exercised the purchase option under the lease, with a closing anticipated in 4Q 09.
(20)  Cash rent and GAAP base rent represent current tenant's allocated rents.

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2009	9/30/2009	109 Stevens St.	Jacksonville	FL	(5)(7)	Unisource Worldwide, Inc.	1959/1967	168,800	478	439	0
2010	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank, NA	1980	71,230	186	428	261
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	144	144	192
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,130	1,541	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	1,839	2,332	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	Electronic Data Systems, LLC	2002	405,000	2,176	2,228	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	206	177	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	675	675	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	233	230	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	1,766	1,658	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	479	479	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	551	490	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Shared Services, LLC	2003	236,547	2,017	2,010	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,491	1,555	0
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,061	2,752	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	317	317	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	589	607	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	713	765	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	1,111	1,152	0
		1700 47th Ave North	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	444	444	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	3,363	2,360	2,756
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	65,500	929	628	746
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	1,142	1,213	0
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation	2002	60,200	814	872	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	862	862	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	356	359	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	2,301	2,791	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, LP	2007	62,218	841	841	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	574	602	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,076	1,179	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	935	1,023	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	599	739	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	952	1,044	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	900	900	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	951	1,017	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	945	862	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	836	939	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1999/2004	150,945	1,382	1,449	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 09/30/09

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2009 ($000) (2)	GAAP Base Rent as of 9/30/2009 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2022	7/30/2022	1440 East 15th St.	Tucson	AZ	—	CoxCom, Inc.	1988	28,591	369	413	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	1,639	1,626	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	958	1,130	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	697	879	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					100.0% Leased		6,103,462	$ 43,027	$ 44,151

Footnotes
(1)    Square foot leased or vacant.
(2)    Nine months ended 09/30/09 cash rent.
(3)    Nine months ended 09/30/09 GAAP base rent.
(4)    Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)    Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)    Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)    Tenant occupied property and paid holdover rent through 10/31/2009.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
9/30/2009

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 9/30/2009 ($000)	Net Rent PSF	Net Rentable Area	Cash Rent as of 9/30/2009 ($000)	Net Rent PSF	Net Rentable Area	Cash Rent as of 9/30/2009 ($000)	Net Rent PSF
2009	46,229	$779	$22.47	102,960	$215	$2.78	10,341	$100	$12.89
2010	498,906	$4,809	$12.85	1,040,122	$1,931	$2.48	42,130	$97	$3.07
2011	432,762	$6,528	$20.11	1,309,835	$3,510	$3.57	294,626	$1,333	$6.03
2012	1,554,558	$16,991	$14.57	2,450,703	$6,342	$3.45	214,000	$1,482	$9.23
2013	1,690,567	$17,941	$14.15	79,086	$345	$5.82	305,140	$1,252	$5.47
2014	2,576,618	$34,446	$17.82	950,050	$1,804	$2.53	85,147	$812	$12.72
2015	1,886,461	$26,246	$18.55	150,000	$338	$3.00	133,001	$551	$5.52
2016	667,239	$7,510	$15.01	1,289,062	$4,400	$4.55	-	$-	$-
2017	251,808	$2,751	$14.57	1,652,811	$4,840	$3.90	68,024	$269	$5.27
2018	1,207,224	$15,852	$17.51	994,283	$1,728	$2.32	883,719	$3,101	$4.68
2019	1,457,341	$13,809	$12.63	1,621,875	$2,870	$2.36	85,610	$742	$11.56
2020	398,940	$4,725	$15.79	1,116,000	$4,461	$5.33	-	$-	$-
2021	729,432	$10,999	$20.11	2,393,339	$5,477	$3.05	61,000	$201	$4.39
2022	52,337	$1,149	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$4,332	$13.58	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$1,721	$15.80	2,138,214	$7,172	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$1,458	$3.01	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	136,840	$752	$7.33

Total/Weighted Average (1)	14,020,876	$170,588	$16.22	17,934,340	$46,891	$3.49	2,319,578	$10,692	$6.15

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include Multi-Tenant properties.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
9/30/2009

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2009 ($000)	Percent of GAAP Base Rent as of 9/30/2009
2009	4	$997	0.4%
2010	11	$6,931	3.0%
2011	16	$11,436	5.0%
2012	29	$24,278	10.7%
2013	24	$21,047	9.2%
2014	32	$35,893	15.7%
2015	16	$22,517	9.9%
2016	12	$11,749	5.2%
2017	8	$8,355	3.7%
2018	21	$22,078	9.7%
2019	10	$18,405	8.1%
2020	8	$9,292	4.1%
2021	11	$17,023	7.5%
2022	1	$1,246	0.5%
2023	2	$5,141	2.3%
2024	-	$-	0.0%
2025	8	$9,122	4.0%
2026	1	$1,624	0.7%
2027	-	$-	0.0%
2028	2	$767	0.3%
Total (1)	216	$227,901	100.0%

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include Multi-Tenant properties.

LEXINGTON REALTY TRUST
2009 Third Quarter Financing Summary

	REFINANCING
		Amount ($000)	Rate	Maturity
1	Fishers, IN	$11,540	6.38%	08/2014
1	TOTAL REFINANCING	$11,540

	DEBT RETIRED
		Face ($000)	Payoff ($000)	Rate	Due Date
1	Exchangeable Guaranteed Notes	$29,200	$24,820	5.45%	01/2012
2	High Point, NC	$7,741	$7,741	5.75%	10/2009
3	Salt Lake City, UT	$712	$712	7.61%	10/2009
4	Westland, MI	$112	$112	10.50%	09/2009
4	TOTAL RETIRED (1)	$37,765	$33,385

Footnotes
(1) In addition, the property formerly leased to Circuit City Stores, Inc. in Richmond, Virginia with $15,458 of debt outstanding was foreclosed by the lender.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
9/30/2009
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization (1)	Real Estate Balloon Payments (1)	Corporate Debt
2009	$4,820	$23,808	$-
2010	34,351	83,745	-
2011	31,114	85,826	195,000	(2)
2012	31,159	191,034	105,200	(3)
2013	27,091	234,937	60,723
	$128,535	$619,350	$360,923

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Concord Payments (4)
2009	$1,068	$-	$9,957
2010	4,648	1,140	66,533
2011	3,236	6,903	5,008
2012	3,354	3,323	29,807
2013	3,551	2,496	-
	$15,857	$13,862	$111,305

Footnotes
(1) Excludes Houston, Texas property balloon payment of $18,229 (2009) and Plymouth, Michigan property balloon payment of $4,171 (2011) both of which are expected to be returned to the lenders in 4Q 09.
(2) Reduced to $191,000 subsequent to quarter end.
(3) Reduced to $87,650 subsequent to quarter end.
(4) Debts are non-recourse to the Company. The Company has no obligation and no intent to fund these payments.

LEXINGTON REALTY TRUST
2009 Mortgage Maturities by Property Type
9/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2009 ($000)	GAAP Base Rent as of 9/30/2009 ($000)
Office	5724 West Las Positas Blvd. (3)	Pleasanton	CA	40,914	$3,808	12/2009	11/2009	$6,544	$620	$510
	255 California St. (3)	San Francisco	CA	173,455	$20,000	12/2009	Various	$54,674	$2,731	$2,886

	Total 2009 Mortgage Maturities (2)			214,369	$23,808			$61,218	$3,351	$3,396

Footnotes
(1) Represents GAAP capitalized costs.
(2) Excludes Houston, Texas property. We did not make the 10/2009 balloon payment of $18,229 and the property is expected to be conveyed to the lender in 4Q 09.
(3) Properties are in a partnership that is a variable interest entity (VIE) that is consolidated with our operations as we are the primary beneficiary of the VIE, however, mortgage debt will be satisfied with partnership assets only. Our ownership interest is 0.01%.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
9/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2009 ($000)	GAAP Base Rent as of 9/30/2009 ($000)
Office	421 Butler Farm Rd.	Hampton	VA	56,515	$4,144	04/2010	01/2010	$6,793	$587	$539
	400 Butler Farm Rd.	Hampton	VA	100,632	$6,758	04/2010	12/2014	$12,467	$905	$931
	550 Business Center Dr.	Lake Mary	FL	125,920	$12,082	10/2010	09/2015	$23,958	$2,285	$1,308
	600 Business Center Dr.	Lake Mary	FL	125,155	$12,118	10/2010	09/2015	$23,846	$2,361	$1,244
	6555 Sierra Dr.	Irving	TX	247,254	$24,454	10/2010	03/2023	$46,661	$1,691	$2,214
	13651 McLearen Rd.	Herndon	VA	159,664	$17,301	12/2010	05/2018	$27,789	$2,245	$2,539
Industrial	7150 Exchequer Dr. (2)	Baton Rouge	LA	79,086	$1,385	02/2010	10/2013	$4,001	$345	$329
	3102 Queen Palm Dr.	Tampa	FL	229,605	$5,503	08/2010	06/2020	$9,648	$843	$957
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2010	12/2018	$2,884	$222	$247
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2010	12/2018	$5,463	$253	$563
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2010	12/2018	$5,316	$373	$361
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2010	12/2018	$6,509	$396	$416
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2010	12/2018	$8,513	$561	$548
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2010	12/2018	$3,360	$262	$260

	Total 2010 Mortgage Maturities			1,838,353	$83,745			$187,208	$13,329	$12,456

Footnotes
(1) Represents GAAP capitalized costs.
(2) Neither lender nor Lexington elected to call/put debt at 11/2009. Earliest call/put date is 02/2010.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
9/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2009 ($000)	GAAP Base Rent as of 9/30/2009 ($000)
Office	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	2015/2021	$107,611	$6,919	$6,788
	15/17 Nijborg	Renswoude	The Netherlands	131,805	$35,917	04/2011	2011/2018	$47,305	$2,551	$2,085
	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	12/2010	$5,525	$491	$454
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,675	08/2011	05/2011	$18,865	$1,206	$1,183

	Total 2011 Mortgage Maturities (2)			861,145	$85,826			$179,306	$11,167	$10,510

Footnotes
(1) Represents GAAP capitalized costs.
(2) Excludes Plymouth, Michigan property as we ceased making debt service payments on this property and expect to return the property to the lender in 4Q 09.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
9/30/2009

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2009 ($000)	GAAP Base Rent as of 9/30/2009 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$993	$1,200
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,401	$1,865	$1,367
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$1,434	$1,343
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$1,660	$1,544
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$2,745	$2,591
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$877	$650
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2016	$32,876	$2,305	$1,832
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$829	$835
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$1,307	$1,200
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,085	$652	$649
	34 East Main St.	New Kingstown	PA	179,200	$2,914	01/2012	NA	$6,034	$-	$-
	6 Doughten Rd.	New Kingstown	PA	330,000	$6,116	01/2012	NA	$12,342	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2011	$24,870	$1,830	$1,778
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,460	$2,560	$2,478
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,249	$1,716	$1,660
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$2,577	$2,652
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$1,414	$1,376

	Total 2012 Mortgage Maturities			5,328,987	$191,034			$364,684	$24,764	$23,155

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
San Francisco, CA		$20,221	3.893%	12/2009	$352	$20,000
Pleasanton, CA		3,863	10.250%	12/2009	154	3,808
Baton Rouge, LA	(m)	1,411	7.375%	02/2010	61	1,385
Hampton, VA		6,814	8.270%	04/2010	387	6,758
Hampton, VA		4,178	8.260%	04/2010	237	4,144
Lorain, OH	(b)	381	5.540%	07/2010	402	-
Manteca, CA	(b)	269	5.540%	07/2010	284	-
Watertown, NY	(b)	253	5.540%	07/2010	267	-
Lewisburg, WV	(b)	178	5.540%	07/2010	188	-
San Diego, CA	(b)	172	5.540%	07/2010	181	-
Galesburg, IL	(b)	151	5.540%	07/2010	159	-
Tampa, FL		5,586	6.880%	08/2010	437	5,503
Irving, TX	(b)	25,162	6.587%	10/2010	2,364	24,454
Lake Mary, FL	(b)	12,487	6.502%	10/2010	1,181	12,118
Lake Mary, FL	(b)	12,451	6.502%	10/2010	1,178	12,082
Herndon, VA		17,620	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b)	38,512	6.349%	03/2011	3,472	37,047
Renswoude, NA		37,251	5.305%	04/2011	2,871	35,917
Wallingford, CT		3,275	4.926%	05/2011	221	3,187
Plymouth, MI	(f)	4,335	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,190	6.346%	08/2011	908	9,675
Louisville, CO		7,445	5.830%	01/2012	544	7,195
New Kingston, PA		6,517	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,810	7.780%	01/2012	500	4,514
New Kingston, PA		3,105	7.780%	01/2012	323	2,914
Milford, OH	(b)	14,754	6.612%	02/2012	1,822	12,686
Lake Forest, CA		10,093	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,562	5.392%	05/2012	1,280	17,829
Millington, TN		16,964	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,708	5.584%	05/2012	720	12,543
Lakewood, CO		8,273	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,952	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,503	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,393	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,291	5.333%	10/2012	443	5,948
San Antonio, TX		27,813	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,259	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	11,024	5.996%	12/2012	887	10,272
Fort Mill, SC		10,581	6.000%	01/2013	839	9,904
Centennial, CO	(b)	14,770	5.724%	02/2013	1,177	13,555
Los Angeles, CA	(b)	76,585	5.734%	05/2013	5,361	73,071
Atlanta, GA		43,116	5.268%	05/2013	3,004	40,356
Dallas, TX	(b)	38,688	5.452%	05/2013	2,702	36,466
Houston, TX		16,823	5.218%	05/2013	1,166	15,737
Southington, CT		13,083	5.018%	05/2013	890	12,228
Indianapolis, IN		9,164	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	523	8,550
Phoenix, AZ		18,166	6.270%	09/2013	1,527	16,490

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Foxboro, MA	(b)	13,750	6.000%	01/2014	3,270	-
Moody, AL		7,009	4.978%	01/2014	493	6,350
Logan Township, NJ	(b)	7,188	5.545%	04/2014	482	6,784
Clive, IA		5,627	5.139%	05/2014	387	5,151
Fort Mill, SC		19,760	5.373%	05/2014	1,364	18,311
Philadelphia, PA		47,497	5.060%	07/2014	3,178	43,547
Eau Claire, WI		1,234	8.000%	07/2014	313	-
Fishers, IN		11,540	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Issaquah, WA	(b)	31,849	5.665%	12/2014	1,930	30,388
Canonsburg, PA	(b)	9,076	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,171	5.639%	01/2015	1,548	29,900
Carrollton, TX		13,513	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,606	5.885%	04/2015	888	10,359
Richmond, VA	(b)	19,551	5.377%	05/2015	1,134	18,321
Houston, TX		16,141	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,608	5.210%	05/2015	874	11,265
Fishers, IN		12,533	5.160%	05/2015	865	11,188
San Antonio, TX		12,449	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	664	10,502
Los Angeles, CA		10,928	5.110%	05/2015	750	9,760
Richmond, VA		10,115	5.310%	05/2015	708	9,055
Harrisburg, PA		8,723	5.110%	05/2015	599	7,780
Knoxville, TN		7,437	5.310%	05/2015	520	6,658
Tulsa, OK		7,302	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,150	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	15,175	4.990%	07/2015	1,045	13,393
Hopkinsville, KY		8,895	4.990%	07/2015	612	7,851
Dry Ridge, KY	(o)	6,524	4.990%	07/2015	449	5,758
Owensboro, KY	(o)	5,800	4.990%	07/2015	399	5,119
Elizabethtown, KY	(j)	2,863	4.990%	07/2015	197	2,527
Houston, TX	(b)	51,989	6.250%	09/2015	8,159	18,161
Sugar Land, TX	(b)	13,477	6.250%	09/2015	2,083	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,582	5.610%	04/2016	621	7,560
Tempe, AZ		8,105	5.610%	04/2016	586	7,140
Lisle, IL		10,306	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,531	5.939%	07/2016	1,136	18,365
Rochester, NY		18,579	6.210%	08/2016	1,383	16,765
Statesville, NC		13,934	6.210%	08/2016	1,037	12,574
Rockford, IL		6,819	6.210%	08/2016	508	6,153
Glenwillow, OH		16,811	6.130%	09/2016	1,240	15,132
Memphis, TN		3,915	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,320	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,261	7.750%	07/2018	108	-
Manteca, CA	(b)	891	7.750%	07/2018	77	-
Watertown, NY	(b)	837	7.750%	07/2018	72	-
Lewisburg, WV	(b)	588	7.750%	07/2018	51	-
San Diego, CA	(b)	568	7.750%	07/2018	49	-
Galesburg, IL	(b)	500	7.750%	07/2018	43	-
Boston, MA		13,577	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	37,351	5.891%	05/2019	2,657	31,819
Kansas City, MO	(b)	17,800	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	19,263	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b)	28,098	6.250%	01/2021	3,039	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	18,866	6.750%	03/2021	2,196	-
Antioch, TN	(b)	13,599	6.320%	10/2021	1,580	774
Whippany, NJ		16,111	6.298%	11/2021	1,344	10,400
Dillon, SC		22,138	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (p)(l)		$1,642,210	5.853%	4.9	$129,384	$1,412,090

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2009

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)	$30,000	3.094%	02/2011	$941	$30,000
Term Loan	(c)	165,000	3.094%	02/2011	5,176	165,000
Exchangeable Notes	(e)(n)	105,200	5.450%	01/2012	5,733	105,200
Term Loan	(h)(k)	35,723	5.520%	03/2013	1,999	35,723
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$490,043	4.878%	8.7	$24,033	$490,043
Total/Wtg. Avg./Years Remaining (p)(l)		$2,132,253	5.629%	5.8	$153,417	$1,902,133

Footnotes
(a)	Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Floating rate debt 30/60/90/120 day LIBOR plus 285 bps, maturity can be extended to 02/2012 at the Company's option.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.
(f)	The Company ceased making debt service payments on this property.
(g)	Rate fixed through April 2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $3,419 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Mortgage call date was 11/2009. Lender did not call and earliest call date is currently 02/2010.
(n)	Represents full payable of notes, discount of $2,610 excluded from balance.
(o)	Properties are cross-collateralized properties.
(p)	Does not include $18,229 (Houston, Texas.) The Company did not make the 10/2009 balloon payment of $18,229.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (8)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (7)(10)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (8)
Net Lease Strategic		$7,727	$1,159	6.930%	08/2010	$618	$7,603	$1,140
Harpard		660	180	9.875%	01/2011	531	-	-
Net Lease Strategic		2,152	323	7.500%	01/2011	226	2,076	311
Net Lease Strategic		13,710	2,057	7.400%	04/2011	1,258	13,365	2,005
Net Lease Strategic		30,582	4,587	5.126%	05/2011	1,589	30,582	4,587
Taber		499	136	10.125%	06/2011	313	-	-
Jayal		812	241	11.500%	03/2012	365	-	-
Net Lease Strategic		22,761	3,414	5.147%	05/2012	1,311	22,153	3,323
Net Lease Strategic		9,601	1,440	7.670%	01/2013	2,817	-	-
Net Lease Strategic		12,974	1,946	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,872	731	5.950%	09/2013	381	4,496	674
Net Lease Strategic		20,324	3,049	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		9,332	1,400	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic		1,185	178	8.500%	04/2015	271	-	-
Net Lease Strategic		16,798	2,520	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,749	885	5.240%	05/2015	845	13,673	820
Net Lease Strategic		12,504	1,876	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		6,078	912	5.783%	06/2015	462	5,371	806
Net Lease Strategic		19,856	2,978	8.036%	09/2015	3,352	6,925	1,039
Net Lease Strategic		5,670	851	8.036%	09/2015	925	2,203	330
Net Lease Strategic		8,525	1,279	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,301	945	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,440	966	6.315%	09/2016	497	5,723	858
One Summit		17,214	5,164	9.375%	10/2016	3,344	-	-
Net Lease Strategic		9,097	1,365	6.063%	11/2016	683	8,023	1,203
One Summit		11,200	3,360	10.625%	11/2016	2,239	-	-
Net Lease Strategic		8,954	1,343	5.910%	10/2018	728	6,624	994
Dallas Commerce		12,224	3,159	15.000%	12/2018	2,455	-	-
Net Lease Strategic		9,760	1,464	6.010%	08/2019	753	7,658	1,149

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (8)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (7)(10)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (8)
Net Lease Strategic		7,500	1,125	6.507%	11/2019	495	6,692	1,004
Net Lease Strategic		9,891	1,484	9.800%	12/2019	1,961	-	-
Net Lease Strategic		9,857	1,479	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		9,968	1,495	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		9,344	1,402	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,480	1,422	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic		12,226	1,834	5.380%	08/2025	1,144	362	54
BCBS LLC		22,586	9,034	9.850%	03/2026	7,324	-	-
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$393,413	$69,183	7.516%	7.6	$46,173	$250,420	$36,332

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
9/30/2009

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (8)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (7)(10)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (8)
Corporate
Concord	(6)(9)	$73,666	$36,833	3.250%	12/2010	$5,682	$69,466	$34,733
Concord	(1)(9)	79,313	39,657	1.298%	12/2010	1,044	79,313	39,657
Concord	(3)(9)	10,016	5,008	1.246%	01/2011	127	10,016	5,008
Concord	(3)(9)	59,613	29,807	1.241%	02/2012	750	59,613	29,807
Concord	(2)(9)	347,525	173,763	1.952%	12/2016	6,878	347,525	173,763
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$570,133	$285,068	1.942%	5.0	$14,481	$565,933	$282,968
Total/Wtg. Avg. (4)/Years Remaining (5)		$963,546	$354,251	3.031%	5.5	$60,654	$816,353	$319,300

Footnotes
(1)	The balance has to be reduced to $60.0 million by 12/31/09.
(2)   Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets. Portion subject to fixed rate swaps.
(3)	Represents amount outstanding on term loans.
(4)	Weighted average interest rate based on proportionate share.
(5)	Weighted average years remaining on maturities based on proportionate debt balance.
(6)	Maturity date can be extended to 12/31/13 if certain criteria are met.
(7)   Amounts represent estimated 12 months debt service regardless of maturity date for corporate level debt.
(8)	Total balance shown may differ from detailed amounts due to rounding.
(9)	Lexington proportionate share is 50.0%.
(10) Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.

LEXINGTON REALTY TRUST
Noncontrolling Interest Properties- Partners' Proportionate Share
Nine Months Ended September 30, 2009
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA (2)	$3,289
Interest expense	$866
Non-operating income (2)	$1,132
Depreciation and amortization	$1,677

Footnotes
(1) Does not include OP unit noncontrolling interests.
(2) Includes $1,125 non-cash income for the transfer of land in Long Beach, California.

LEXINGTON REALTY TRUST
Non-Consolidated Investments - Proportionate Share
Nine Months Ended September 30, 2009
($000)

Non-Consolidated Operations- Net Leased Real Estate

EBITDA	$25,297
Interest expense	$3,475

Non-Consolidated Operations- Debt Platform

EBITDA	$10,997
Interest expense	$6,086
Impairment charges, loan losses and reserves	$85,721

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of September 30, 2009
($000)

Investments in and advances to non-consolidated entities	$61,772

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in net leased properties.

Other assets	$30,413

The components of other assets are:

Deposits, including forward purchase equity commitment	$16,232
Equipment	1,576
Prepaids	6,443
Other receivables	1,244
Other	4,918

Accounts payable and other liabilities	$43,643

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$17,649
CIP accruals and other	5,753
Taxes	850
Deferred lease costs	2,004
Subordinated notes	2,072
Deposits	1,622
Escrows	2,292
Sale/leaseback financing obligation	4,750
Transaction costs	888
Derivative liability	5,763

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
9/30/2009
($000)

Year	Cash	GAAP
2009-remaining	$77,248	$79,644
2010	310,020	311,537
2011	299,666	300,596
2012	271,075	271,499
2013	231,972	231,533

Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

LEXINGTON REALTY TRUST
Major Markets
9/30/2009

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 09/30/2009 (1)
1	Dallas-Fort Worth-Arlington, TX	8.0%
2	Los Angeles-Long Beach-Santa Ana, CA	6.2%
3	New York-Northern New Jersey-Long Island, NY-NJ-PA	6.0%
4	Houston-Sugar Land-Baytown, TX	4.7%
5	Memphis, TN-MS-AR	3.9%
6	Baltimore-Towson, MD	3.8%
7	Atlanta-Sandy Springs-Marietta, GA	3.5%
8	Orlando-Kissimmee, FL	3.2%
9	Kansas City, MO-KS	3.0%
10	Detroit-Warren-Livonia, MI	2.4%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.1%
12	Boston-Cambridge-Quincy, MA-NH	2.1%
13	Indianapolis-Carmel, IN	2.0%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.0%
15	Salt Lake City, UT	1.9%
16	Charlotte-Gastonia-Concord, NC-SC	1.8%
17	Phoenix-Mesa-Scottsdale, AZ	1.6%
18	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.6%
19	Beaumont-Port Arthur, TX	1.6%
20	Richmond, VA	1.6%
21	San Antonio, TX	1.5%
22	Seattle-Tacoma-Bellevue, WA	1.5%
23	Denver-Aurora, CO	1.4%
24	Cincinnati-Middletown, OH-KY-IN	1.3%
25	Columbus, IN	1.3%
26	San Francisco-Oakland-Fremont, CA	1.3%
27	Miami-Fort Lauderdale-Pompano Beach, FL	1.3%
28	Las Vegas-Paradise, NV	1.2%
29	Columbus, OH	1.1%
30	Honolulu, HI	1.0%
31	San Jose-Sunnyvale-Santa Clara, CA	1.0%
32	Elizabethtown, KY	1.0%
33	Greenville-Mauldin-Easley, SC	1.0%
	Areas which account for 1% or greater of total GAAP base rent (3)	79.2%

Footnotes
(1)  Nine months ended 09/30/2009 GAAP base rent recognized for consolidated properties owned as of 09/30/2009.
(2) A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3) Total shown may differ from detailed amounts due to rounding. Excludes Houston, Texas property expected to be conveyed to the lender in 4Q 09.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
9/30/2009

Industry Category	Percent of GAAP Base Rent as of 09/30/2009 (1)
Finance/Insurance	15.9%
Energy	10.3%
Technology	8.9%
Automotive	8.5%
Healthcare	6.7%
Food	6.5%
Consumer Products/Other	6.4%
Service	6.3%
Media/Advertising	5.8%
Transportation/Logistics	5.1%
Aerospace/Defense	3.8%
Construction Materials	2.7%
Retail Department & Discount	2.5%
Printing/Production	2.4%
Telecommunications	2.1%
Other	1.5%
Real Estate	1.3%
Apparel	1.2%
Retail - Specialty	1.1%
Security	0.5%
Retail - Electronics	0.3%
Health/Fitness	0.1%
Total (2)	100.0%

Footnotes
(1) Nine months ended 09/30/2009 GAAP base rent recognized for consolidated properties owned as of 09/30/2009.
(2) Total shown may differ from detailed amounts due to rounding. Excludes Houston, Texas property expected to be conveyed to the lender in 4Q 09.

LEXINGTON REALTY TRUST
Other Revenue Data
9/30/2009

	GAAP Base Rent as of 09/30/09 ($000) (1)	Percentage
Asset Class
Office	$193,253	76.0%
Industrial	$48,655	19.1%
Retail	$12,445	4.9%
	$254,353	100.0%
Credit Rating
Investment Grade	$111,837	44.0%
Non-Investment Grade	$24,945	9.8%
Unrated	$117,571	46.2%
	$254,353	100.0%

Footnotes
(1) Nine months ended 09/30/2009 GAAP base rent recognized for consolidated properties owned as of 09/30/2009.
(2) Total shown may differ from detailed amounts due to rounding. Excludes Houston, Texas property expected to be conveyed to the lender in 4Q 09.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
9/30/2009

Tenant or Guarantor (4)	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 09/30/09 ($000) (1)	Percent of GAAP Base Rent as of 09/30/09 (1) (2)
Bank of America	9	702,234	1.9%	$7,374	3.0%
Baker Hughes, Inc.	2	720,221	1.9%	6,988	2.9%
Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH)	1	340,240	0.9%	6,788	2.8%
Dana Limited	6	1,902,414	5.0%	6,226	2.5%
JPMorgan Chase Bank, NA	4	623,375	1.6%	5,574	2.3%
Federal Express Corporation	2	641,286	1.7%	5,562	2.3%
Morgan, Lewis & Bockius, LLC (3)	1	293,170	0.8%	5,079	2.1%
CEVA Logistics US, Inc. (TNT Holdings BV)	3	2,503,916	6.6%	4,928	2.0%
Swiss Re America Holding Corporation	2	476,123	1.3%	4,819	2.0%
Northwest Pipeline Corporation	1	295,000	0.8%	4,771	1.9%
	31	8,497,979	22.5%	$58,109	23.7%

Footnotes
(1) Nine months ended 09/30/2009 GAAP base rent recognized for consolidated properties owned as of 09/30/2009.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations, the Company has an 80.5% interest in this property.
(4) Amounts exclude rents from tenants that vacated as of 9/30/2009.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Friedman, Billings, Ramsey		Keefe, Bruyette & Woods
Gabe Poggi	(703) 469-1141	Sheila K. McGrath	(212) 887-7793

J.P. Morgan Chase		Barclays Capital
Anthony Paolone, CFA	(212) 622-6682	Ross L. Smotrich	(212)526-2306

Stifel Nicolaus		Raymond James & Assoc.
John W. Guinee	(443) 224-1307	Paul Puryear	(727) 567-2253